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                                                                EXHIBIT 10.45

                           COMMERCIAL LEASE AGREEMENT

         1. PARTIES. This Lease is made this 5th day of December, 1995
between                   GOLDKRESS ASSOCIATES, LTD.                       and
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                                 ("Landlord"),

                          VIDEO JUKEBOX NETWORK, INC.
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                                  ("Tenant").

         2. DEMISED PREMISES. Subject to the terms and provisions of this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, those certain Premises (the "Premises") located at 1205 WASHINGTON AVENUE, #200 THROUGH 216 AND #222 AND #226 , Miami Beach, in the County of Dade, State of Florida (the "Building"). A floor plan of the ground floor of the Premises is attached hereto and labeled "Exhibit C".

         3. USE OF PREMISES.

         3.1 PERMITTED USE. The Premises shall be used and occupied only as an THE OFFICES, STUDIO, PRODUCTION FACILITY, ENGINEERING AND ASSEMBLY FACILITY FOR VIDEO JUKEBOX NETWORK and for no other purpose.

         3.2 HOURS OF BUSINESS.  Deleted.

         3.3 OPENING AND CONTINUOUS OCCUPANCY. Tenant shall open the whole of the Premises for business to the public, fully fixtured, stocked and staffed within 30 days of the Commencement Date, as hereinafter defined. The Tenant shall continuously, actively and diligently carry on the business specified in
SECTION 3.1 on the whole of the Premises during the term, during such hours and upon such days as are herein required, except when prevented from doing so by force majeure. The Tenant acknowledges that its continued occupancy of the Premises and the regular conduct of its business therein are of utmost importance to neighboring tenants and to the Landlord in the renting of space in the Building, the renewal of other leases therein, and the efficient and economic supply of services and utilities. The Tenant acknowledges that the Landlord is executing this Lease in reliance thereupon and that the same is a material element inducing the Landlord to execute this Lease.

         3.4 TENANT'S COVENANTS AS TO USE AND OCCUPANCY. Tenant shall exercise reasonable care in its use of the Premises or Building and shall not do or permit anything to be done in or about the Premises or Building, nor bring nor keep anything in the Premises or Building which will in any way affect the fire or other insurance upon the Building, or any of its contents, or which shall in any way conflict with any statute, ordinance, rule, regulation, order, law or other requirement (collectively the "Laws") affecting the occupancy and use of the Premises or Building, which is now, or may hereafter be, enacted or promulgated by any public authority. Tenant shall not obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them. Tenant shall not use, or allow the Premises to be used, for any illegal purpose or purpose constituting a public or private nuisance or for sleeping purposes, or cooking, and nothing shall be prepared, manufactured, or mixed in the Premises which would emit an odor and/or fumes of any type into or around any part of the Building. Subject to the terms of Paragraph 7, Tenant shall promptly comply with and execute all of the aforesaid Laws and all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at Tenant's own cost and expense. Tenant shall pay for any amounts expended by Landlord to correct a breach by Tenant of this Section. On or prior to the Commencement Date and at all times during the term of this Lease and any extensions or renewals thereof, Tenant shall, at its expense, obtain and maintain all permits, licenses and other governmental authorizations which are necessary for the operation of its business in accordance with Section 3.1.

         3.5 INVENTORY, STAFF AND FIXTURES. Deleted.

         3.6 DISPLAY WINDOWS. Deleted.

         3.7 PROHIBITED USES. Tenant shall not use the Premises nor permit them to be used for any of the following purposes: (A) for the sale by the Tenant, as its principal business purpose, of any merchandise which the Tenant, in the course of its normal business practice, purchases at manufacturers' clearances or purchases of ends-of-runs, bankruptcy stock, seconds or other similar merchandise; (B) for the sale of second-hand goods, war surplus articles, insurance salvage stock, fire sale stock, merchandise damaged by or held out to be damaged by fire, except merchandise damaged by fire or smoke occurring in the Building, and then only for 30 days after the date of any such damage; (C) as an auction or flea market; (D) for a bankruptcy sale or going-out-of-business sale or liquidation sale or any similar sale, unless the Tenant is in fact in bankruptcy or is going out of business or is in liquidation, in which case such sale shall not continue beyond 30 days; (E) any business in which the Tenant is engaged in intentionally deceptive or fraudulent advertising or selling practices

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or any other act or business practice contrary to honest retail practices; (F)
or any use other than as specified in paragraph 3.1 above.

         4. TERM. The term of this Lease shall be for a period of FIVE YEARS commencing ten days after the date that Landlord provides Tenant written notice that space is available for occupancy (the "Commencement Date") and ending five years later or sooner if terminated as provided herein unless extended pursuant to the terms hereof. Landlord agrees that the space will be available for occupancy on approximately January 1, 1996, provided Tenant notifies Landlord with its selections set forth in Exhibit "A" by December 11, 1995. In the event that Tenant does not provide the selections by December 11, 1995, Landlord shall deliver the Premises three weeks after selections are received. If Tenant, with Landlord's prior consent, shall occupy the Premises before commencement of the term, all provisions of this Lease shall be in full force and effect commencing upon the occupancy, and Base Rent and Additional Rent for such period shall be paid by Tenant at the same rate herein specified for the term.

         5. BASE RENT.

         5.1 As rental for the lease of the Premises, Tenant shall pay to Landlord, at Landlord's address set forth in Section 22 hereof, or at such other place and to such other person as Landlord may from time to time designate in writing for the initial term of this Lease, total monthly base rent ("Base Rent") in the initial amount of EIGHT THOUSAND ($ 8,000.00 ) DOLLARS, (subject to escalation as described in Section 5.2 below) payable in monthly installments, in advance, without notice, due on the first day of each calendar month during the term of this Lease, free from all claims, demands or setoffs against Landlord of any kind or character whatsoever. If the term of this Lease shall begin or terminate on other than the first or last day respectively of a calendar month, all rent and other charges accruing under this Lease for such portion of the partial calendar month shall be apportioned and paid on the basis of a thirty day month. In addition to any other sums due under this Lease, simultaneously with Tenant's execution of this Lease, Tenant shall pay Landlord the first month's rent.

         5.2 The monthly Base Rent set forth in Section 5.1 above shall be increased at the beginning of each Lease Year (as hereinafter defined) during
the term of this Lease as follows:      Year 2:    $8,400.00 monthly
                                        Year 3:    $8,820.00 monthly
                                        Year 4:    $9,261.00 monthly
                                        Year 5:    $9,724.05 monthly

A "Lease Year" shall be the twelve month period commencing with the commencement date of this Lease and ending one year later. The first adjustment of Base Rent shall be made at the beginning of the second Lease Year, and at the beginning of each new Lease Year thereafter.

         6. PERCENTAGE OF RENT. DELETED.

         7. OPERATING COST PASS THROUGH. For purposes of this Lease, the following terms shall have the following meanings: "Parcel" means the land owned by Landlord on which the Building is located. "Tenant's Share" means and is conclusively agreed to be 35 % .

         In addition to Base Rent and adjustments thereto, Tenant shall pay to Landlord as additional rent Tenant's Share of all taxes (including, without limitation, all real estate taxes), assessments, insurance costs, common area cleaning, landscaping, electricity, water, sewer, garbage and trash removal, pest control, management fees (5% of gross rents, excluding sales tax), other utility services, operating costs, maintenance costs, service contracts, non-capital repair or replacement costs, impositions, governmental liens and any other charges, costs and expenses of Landlord of any nature and sort whatsoever, ordinary, foreseen, or unforeseen, computed on the accrual basis, which arise from Landlord's ownership, operation or use of the Parcel or Building, or any part thereof ("Operating Costs"). Operating Costs shall exclude only (i) electricity, water, sewer, and gas serving the Premises which shall be separately metered and paid by Tenant, (ii) janitorial, security, and telephone service to the Premises which shall be provided by Tenant at Tenant's sole expense, (iii) any ground lease rental, (iv) capital expenditures, (v) costs incurred by Landlord for the repair of damage to the Building, to the extent Landlord is reimbursed by insurance proceeds, (vi) depreciation, amortization, lease payments and interest payments, (vii) costs for which Landlord has been compensated by a management fee, (viii) costs arising from the presence of hazardous substances in or about the Building before the Commencement Date, (ix) cost for maintaining and repairing the roof and structure of the Building and annual expenditures which are deemed capital improvements, (x) interest, principal, points and fees on debts or amortization on any mortgages or any other debt instrument encumbering the Building, (xi) the replacement of any air conditioning or heating system components serving the Premises, the cost of which shall be borne solely by Tenant (as further provided in Section 14 hereof), (xii) leasing commissions or fees, (xiii) improvements to any tenant space, and (xiv) federal income tax. Notwithstanding anything to the contrary contained herein, nothing set forth in this Section shall in any way be construed as a representation by Landlord or a requirement to perform any particular services of any kind except as expressly

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set forth elsewhere in this Lease.

         Tenant agrees to pay Tenant's Share of annual Operating Costs, together with installments of Base Rent, in monthly installments in advance during the term of this Lease as may be estimated annually in advance by Landlord. Such payments shall be prorated for the first and last calendar years of the term hereof if such term does not start on the first and end on the last day of a calendar year. Within ninety (90) days following the end of each calendar year, Landlord shall advise Tenant of Tenant's Share of the actual Operating Costs payable for the prior calendar year as computed based upon the actual cost thereof to the Landlord. If there shall have been an underpayment by the Tenant based on Landlord's estimates, the Tenant shall pay the difference within ten
(10) days of request therefor from Landlord; if there shall have been an overpayment by Tenant, Tenant shall be given a credit towards the next due payment of Tenant's Share of Operating Costs for the current year.

Tenant shall have the ability to inspect Landlord's books and records which pertain to the Operating Costs and conduct an audit of same to determine if the actual Operating Costs are accurate. If Tenant's audit reveals that Landlord has overstated the Operating Costs through intentional wrongdoing, then Landlord shall be responsible for paying for the cost of such audit and the Operating Costs shall be revised accordingly.

The Tenant's Share of actual Operating Costs for the final calendar year of this Lease shall be due and payable even though it may not be finally calculated until after the expiration of the Lease term.

         8. TAXES. All payments of Base Rent, Tenant's share of operating costs and any other charges arising under this Lease shall be paid by Tenant together with applicable Florida Sales, use and any other taxes thereon. The Tenant shall pay when due all taxes (whether imposed on the Landlord or Tenant) attributable to the personal property, trade fixtures, business income, occupancy or sales of the Tenant or any other occupant of the Premises and to the use of the Building by the Tenant (collectively the "Business Tax").

         9. RENT PAST DUE. In the event any installment of Base Rent, Tenant's Share of Operating Costs or other charges accruing under this Lease shall become overdue by more than five (5) business days, a late charge of five percent (5%) of the delinquent sum may be charged by Landlord. If any installment of Base Rent, Percentage Rent, Tenant's Share of Operating Costs or other charges accruing under this Lease remain overdue for more than fifteen days, an additional late charge in an amount equal to 1-1/2% per month (18% per annum) or the maximum permitted by law, of the delinquent amount may be charged by Landlord, such charge to be computed for the entire period for which the amount is overdue. All late charges shall be due immediately upon demand by Landlord without set-off or defense.

         10. SECURITY DEPOSIT. Simultaneously with the execution of this Lease, Tenant has paid to Landlord the sum of SIXTEEN THOUSAND ($ 16,000.00 ) DOLLARS, representing two month's security deposit, to be held by Landlord without interest for the full and faithful performance by Tenant of the terms and conditions of this Lease. Landlord may utilize such part of the security deposit as is necessary to cure any default (after the expiration of any applicable grace or cure period) of Tenant under this Lease and in such event Tenant shall immediately replace such portions as may be expended by Landlord. Upon the expiration of this Lease (except arising due to a default by Tenant), delivery of the Premises to Landlord in their original condition, ordinary wear and tear excepted, then the security deposit shall be returned to Tenant without interest. Upon any conveyance of the Building by Landlord to a successor in title, the successor shall become liable to Tenant for the return of the security deposit and the conveying party released from same provided that the successor assumes the obligation to return the security deposit. Landlord shall not be required to hold the security deposit in any special account for the benefit of the Tenant and the security deposit may be co-mingled with Landlord's funds. In the event any installment of Base Rent or other charges accruing under this Lease shall be late more than five (5) times during the term of this Lease (including the return of any of Tenant's checks for insufficient or uncollected funds or otherwise), the Landlord shall have the right, at the Landlord's sole discretion, to require the Tenant to place with Landlord an additional security deposit (in excess of the original security deposit), of up to two installments of then current Base Rent, which sum shall become a part of the original security deposit. The rights of the Landlord shall in no way be limited or restricted by the security deposit, and the Landlord shall have the absolute right to pursue any available remedies to protect its interests herein, as if the security deposit had not been made. Landlord represents that current zoning permits office use at this property. Notwithstanding anything to the contrary contained in this Lease (including without limitation, Section 3.4), the obtaining and maintenance of all permits, licenses, and governmental authorizations required for Tenant's business operations shall be Tenant's sole responsibility and at Tenant's sole cost and expense and in no case shall the obtaining or maintenance of such be a condition to Tenant's obligations hereunder. Tenant will be charged fifty dollars for any checks or payments received by Landlord from Tenant and returned for "insufficient funds", in addition to any late fees which may be accrued.

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         11. IMPROVEMENTS AND DELIVERY OF POSSESSION. Tenant acknowledges that
Tenant has inspected the Premises and Tenant is accepting the same in "as is" condition. No representations except those expressly contained herein have been relied on by Tenant with respect to the condition, design, amenities or completion of the Building or Premises. Tenant will make no claim against Landlord on account of any representation of any kind, whether made by any renting agent, broker, officer or other representative of Landlord or which may be contained in any advertisement relating to the Building unless such representation is specifically set forth in this Lease. Any improvements which have not been approved by Landlord shall become Landlord's property and remain on the Premises upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease (including, without limitation, Section 3.4), the obtaining and maintenance of all permits, licenses, and governmental authorizations required for Tenant's business operations shall be Tenant's sole responsibility and at Tenant's sole cost and expense and in no case shall the obtaining or maintenance of such be a condition to Tenant's obligations hereunder.

         12. NEGATION OF PERSONAL LIABILITY. Except for intentional wrongdoing or gross negligence of Landlord, its agents, employees, invitees or licensees, notwithstanding anything to the contrary herein contained, Tenant agrees that Landlord (and, in case Landlord is a joint venture, partnership, tenancy in common, association or other form of joint ownership, the partners, members and employees of any such joint venture, partnership, tenancy-in-common, association or other form of joint ownership) shall have absolutely no personal liability with respect to any of the provisions of this Lease, or any obligation or liability arising therefrom or in connection therewith. Tenant shall look solely to Landlord's equity in the Premises for the satisfaction of any remedies of Tenant against Landlord including, without limitation, the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord, subject, however, to the prior rights of any holder of any mortgage covering all or part of the Premises and no other assets of Landlord or any principal or partner of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and in the event Tenant obtains a judgment against Landlord, the judgment docket shall be so noted. This exculpation of liability shall be absolute and without exception whatsoever. This section shall inure to the benefit of Landlord's successors and assigns and their respective principals.

         13. RULES AND REGULATIONS. Deleted.

         14. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet, mortgage, pledge, or hypothecate this Lease, or any interest therein, nor shall Tenant permit the use of the Premises by any person or persons other than Tenant, nor shall Tenant sublet the Premises, or any part thereof, without the written consent of Landlord, which consent shall not be unreasonably withheld. In determining the reasonability of the assignee, Landlord will review, in addition to other valid considerations, the financial position, reputation within the community and type of business of the assignee, which shall be equal or better than Tenant. Tenant may, without Landlord's consent, sublease or assign part or all of this space to a parent, subsidiary, affiliate company, or to an entity with whom Tenant has merged or consolidated, or to whom all of Tenant's assets have been sold or the business of Tenant has been sold.

         15. CONDITION OF DEMISED PREMISES: MAINTENANCE AND REPAIRS.

                 15.1 Subject to the terms of paragraph 7 and 15.2, the parties agree that Tenant, will be responsible, at Tenant's sole cost and expense, and at all times throughout the term and any extensions thereof, for all maintenance and repairs in, on or about the Premises and all equipment and property thereon shall be maintained in good condition, and in substantially the same condition as same existed upon the Commencement Date, reasonable wear and tear excepted. Tenant's responsibilities hereunder include, but are not limited to, the replacement, repair and maintenance of all exterior and interior non-structural improvements, fixtures, appliances, equipment, and air conditioning; and all of the foregoing shall be maintained in good operating condition at all times, free of dirt, rubbish and other obstructions, and shall be kept clean. All repairs and maintenance shall be performed by contractors or workman designated or approved by Landlord. Landlord's approval shall only be necessary for items which cost in excess of $10,000 for which such approval shall not be unreasonably withheld. Tenant shall not commit nor allow any waste or damage to be committed on any portion of the Building or Premises. Tenant shall be responsible for janitorial services within the leased premises. Tenant shall perform the aforesaid maintenance, repairs and services and shall otherwise use the Premises in a manner which is sensitive and consistent with the historic nature of the Art Deco District. If Landlord gives Tenant written notice to make any repairs and Tenant does not make repairs promptly and adequately or otherwise fails to comply with this Section, the Landlord may, but need not, make repairs or correct such failure, and the Tenant shall pay Landlord the cost thereof on demand.

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                 15.2 Landlord shall maintain and repair the roof and structure of the Building. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage, resulting from work done in or upon, or the use of any adjacent or nearby building, land, City of Miami Beach parking lot, street or alley unless such expense, injury, loss or damage is due to the gross negligence of Landlord or its agents, employees, invitees or licensees. The Tenant shall pay the Landlord for overtime and for any other expense incurred in the event repairs, alterations, decorating or other work performed by Landlord are not made during ordinary business hours at the Tenant's request. If any damage to the Premises or Building results from any act or neglect of the Tenant, its employees, agents, invitees, licensees, or contractors, the Landlord will provide Tenant with written notice and an opportunity to cure any such damage, prior to the Landlord, at the Landlord's option, repairing such damage, whether caused to the Building or to tenants thereof, and the Tenant shall thereupon pay to the Landlord, upon demand, the total cost of such repairs and damages both to the Building and to the tenants thereof, plus direct expenses to Landlord including labor costs of Landlord's employees.

         16. ALTERATIONS, ADDITIONS OR IMPROVEMENTS. The Tenant shall, at its sole cost and expense, perform all work necessary to complete the Premises for its business purposes, including, without limitation, the work specified in Exhibit B hereto (collectively "Tenants Work". Tenant shall complete all of Tenant's work by FEBRUARY 1, 1996 (the "Completion Date"). Tenant shall not commence Tenant's work or make or allow any other repairs, replacements, additions or modifications to the Premises (collectively the "Alterations") without the Landlord's prior written approval. Fourteen (14) days from the signing of this Lease, the Tenant shall submit to the Landlord, for Landlord's written approval, details of all proposed alterations including drawings and specifications prepared by qualified architects or engineers conforming to good engineering practice. All such alterations shall be performed: (i) at the sole cost of the Tenant; (ii) by licensed contractors and subcontractors and workmen approved in writing by the Landlord; (iii) in a good and workmanlike manner;
(iv) in accordance with the drawings and specifications approved in writing by the Landlord; (v) in accordance with all applicable laws and regulations; (vi) subject to the reasonable regulations, supervision, control and inspection of the Landlord; and (vii) subject to such indemnification against liens and expenses as the Landlord reasonably requires. If any alterations would affect the structure of the building or any of the electrical, plumbing, mechanical, heating, ventilating or air conditioning systems or other base building systems, such work shall, at the option of the Landlord, be performed by the Landlord at the Tenant's cost. The cost of the work performed by Landlord plus direct expenses to Landlord including labor costs of Landlord's employees shall be paid by the Tenant to the Landlord upon demand. Upon installation, all alterations shall become the property of Landlord and shall remain upon and be surrendered with the Premises. Tenant shall have no right or power to create mechanics' liens on the Premises, Building, underlying property, or attached fixtures and shall so advise any suppliers of material or labor for work on the Premises. The right, title and interest of Landlord in all or any portion of the Premises, Building, underlying property or attached fixtures shall not be subject to any liens arising directly or indirectly out of any improvements, alterations or changes made to the Premises, or Building, by or on the behalf of Tenant, its officers, employees, services or agents. The Tenant shall promptly pay for all materials supplied and work done with respect to the Premises. Tenant has no right, power or authority to create any mechanics' or materialmen's lien on the Premises, Building, underlying property, or attached fixtures or Landlord's right, title or interest therein and Tenant shall so notify all suppliers of labor or materials in writing, and obtain written acknowledgement thereof, prior to ordering such labor or materials. The Tenant agrees to indemnify and save harmless the Landlord from any and all liabilities, expenses, costs, expenditures or otherwise, including attorneys' fees at all judicial levels, for breach of this provision in the event the damages are caused through the negligence of Tenant. The Tenant shall notify the Landlord of any accident,defect, damage or deficiency in any part of the Premises or Building which comes to the attention of the Tenant, its employees or contractors notwithstanding that the Landlord may have no obligation in respect thereof. Tenant will allow Landlord to install, alter or remove any conduit pipes, water, waste, or service lines that may penetrate the Tenant's premises, at Landlord's expense.

         16.1 MECHANICS LIENS. Tenant shall keep the Premises and all parts thereof at all times free of mechanic's liens and any other lien for labor, services, supplies, equipment or material purchased or procured, directly by or for Tenant. Tenant further agrees that Tenant will promptly pay and satisfy all liens of contractors, subcontractors, mechanics, laborers, materialmen and other items of like character, and will indemnify Landlord against all expenses, costs and charges, including bond premiums for release of liens and attorney's fees and costs reasonably incurred in and about the defense of any suit in discharging the Premises, from any liens, judgments, or encumbrances caused or suffered by Tenant. In the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within thirty (30) days after the same has been made or filed. It is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as Rent due and shall be included in any lien for Rent.

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         The Tenant herein shall not have any authority to create any liens for labor or material on the Landlord's interest in the Premises and all persons contracting with the Tenant for the construction or removal of any facilities or other improvements on or about the Premises, and all materialmen, contractors, mechanics and laborers are hereby charged with notice that they must look only to the Tenant and to the Tenant's interests in the Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Tenant.

         In accordance with Florida Statutes Section 713.10, Landlord shall have the right to post on the Premises and to file and/or record in the Public Records or court registry, as applicable, notices of non-responsibility and such other notices as Landlord may reasonably deem proper for the protection of Landlord's interest in the Premises. Tenant shall, before the commencement of any work which might result in any lien on the Premises, give Landlord reasonable written notice under the circumstances of its intention to commence said work.

         17. DESTRUCTION OF PREMISES. If the Premises or the Building shall be damaged by fire or other casualty, Tenant shall give notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord's opinion, be required, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. If Landlord does not thus elect to terminate this Lease, Landlord shall notify Tenant in writing of such election within ninety (90) days after the date of such casualty and shall commence and proceed with reasonable diligence to restore the Building and the improvements, and such restoration shall be completed in a similar manner and condition equal to or greater than the condition prior to the casualty. In the event Landlord elects to restore the Building as described above, Tenant shall have the option to terminate this Lease by notifying Landlord in writing within thirty (30) days of receipt of Landlord's intention to rebuild upon the happening of any of the following events: (i) the repair or reconstruction to the Premises or Building cannot be completed within one hundred eighty (180) days from the date of Landlord's notice of its intention to rebuild (such notice to be accompanied by a schedule from Landlord to Tenant of the work to be completed and the time frame to complete same); or (ii) the notice from Landlord is sent any time during the last six (6) months of the term of this lease. If the casualty is a minor casualty necessitating expenditures of less than $50,000.00 in repairs to the Building, Landlord shall commence such repairs within fifteen (15) days from the date of the casualty. All costs and expenses of reconstructing the Premises and Building shall be borne by Landlord.

         18. ENTRY, INSPECTION AND OTHER RIGHTS RESERVED TO LANDLORD. Unless an emergency, Landlord, prior to entering the Premises, shall provide Tenant with written notice of its intention to do so, Landlord's entrance shall not interfere with Tenant's business, and any alterations, repairs or additions shall be made after business hours to the extent possible. Tenant will permit Landlord at any time within the earlier of (i) one hundred twenty (120) days prior to the expiration of this Lease or (ii) failure of Tenant to cure a non-monetary default within thirty (30) days of notice by Landlord to bring prospective tenants upon the Premises for purposes of inspection and to put or keep upon the doors or windows thereof a "For Rent" and/or "For Sale" notice. In furtherance of such rights, Landlord shall retain a key to the Premises and Tenant shall not install any new locks to the Premises without the prior written consent of Landlord and unless Tenant furnishes Landlord with a copy of such key. No entry pursuant to this Paragraph shall in any way be deemed a breach of the covenant of quiet enjoyment.

         19. INDEMNITY. (a) Except for the gross negligence or willful misconduct of Landlord, its agents, employees, invitees or licensees, Landlord shall not be responsible or liable for the theft, loss or damage to person or property in, on or about the Premises, and/or the Building. Tenant acknowledges and agrees that Landlord is not responsible for the security of the Premises or the Building in general. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, gas, electricity, water, rain or leaks from any part of the Building or by any other cause whatsoever, nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building; nor shall Landlord be liable for any latent defect in the Premises or in the Building.

         (b) Except for the gross negligence or willful misconduct of Landlord, its agents, employees, invitees or licensees, Tenant agrees that Tenant, at all times, will indemnify and hold harmless Landlord from all losses, damages, liabilities and expenses (including reasonable legal fees and court costs) whatsoever, which may arise or be claimed against Landlord, or any injuries or damages to the persons or property of any persons, firms or corporations, consequent upon or arising from: (i) the use or occupancy of the Premises and/or other portions of the Building (including all Common Facilities) by Tenant, (ii) any acts, omissions, neglect or fault of Tenant, Tenant's agents, employees, customers, or invitees, or (iii) Tenant's failure to comply with the terms and provisions of this Lease and/or any applicable laws.

Except for the gross negligence or willful misconduct of Landlord, its agents, employees, invitees or licensees, in case Landlord shall be made a party to any litigation commenced against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys fees incurred or paid by Landlord in connection with such litigation and any appeal thereof.

The provisions of this paragraph shall survive any termination or cancellation of the Lease.

         20. INSURANCE. The Tenant shall maintain at its expense throughout the terms of this Lease the following insurance coverages: (i) liability insurance for bodily injury and property damage to protect both Landlord and Tenant against damage, costs and attorneys' fees arising out of accidents of any kind occurring on or about the Premises and Building (including all Common Facilities) with combined single limit liability coverage of not less than $1,000,000 and property damage coverage of not less than $100,000; (ii) fire and extended casualty insurance with sufficient coverage to reimburse the loss of all of Tenant's improvements to the Premises, and all of Tenant's fixtures, equipment, personal property and inventory; (iii) plate glass insurance to protect both Landlord and Tenant covering the replacement value of all plate glass in or about the Premises; and (iv) appropriate workmen's compensation and any and all other insurance required by law.

         All insurance shall be written by a company or companies qualified to do business in Florida and reasonably acceptable to Landlord. A certificate of duplicate policies showing such insurance in force shall be delivered to Landlord prior to the Commencement Date, and such insurance and updated certificates or renewed policies shall be maintained with Landlord throughout the term of this Lease. No policy shall be canceled or subject to reduction in coverage or other change without at least 30 days advance written notice to Landlord. All policies shall be written as primary policies not contributing with and not in excess of coverage Landlord may carry. To the extent permitted by its insurers, Tenant hereby waives any right of recovery against Landlord for any loss Tenant shall apply to its insurers to obtain such waiver and shall obtain any special endorsements if required by its insurer to evidence compliance with such waiver.

         All Policies referred to above shall: (i) be taken out with insurers licensed to do business in Florida and reasonably acceptable to the Landlord;
(ii) be in a form reasonably satisfactory to the Landlord; (iii) be non-contributing with, and shall apply only as primary and not as excess to any other insurance available to the Landlord or the Mortgagee; and (iv) contain an undertaking by the insurers to notify the Landlord by registered or certified mail not less than 30 days prior to any material change, cancellation or termination. Certificates of insurance on the Landlord's standard form or, if required by the Mortgagee, copies of such insurance policies certified by an authorized officer of Tenant's insurer as being complete and current, shall be delivered to the Landlord promptly upon request. If a) the Tenant fails to take out or to keep in force any insurance referred to in this Section, or should any such insurance not be approved by either the Landlord or the Mortgagee, and b) the Tenant does not commence and continue to diligently cure such default within three (3) business days after written notice by the Landlord to the Tenant specifying the nature of such default, then the Landlord has the right, without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be paid by the Tenant to the Landlord without prejudice to any other rights or remedies of the Landlord under this Lease. Tenant will make its best efforts to obtain contractual liability coverage as long as there is no cost to Tenant. If Tenant can obtain such coverage then the following indemnity shall be included in such coverage.

         Tenant hereby agrees to indemnify, defend, and hold harmless Landlord and its directors, officers, agents and employees from and against any and all suits, actions, legal proceedings, liabilities, claims, demands, damages, costs, expenses, attorneys' fees (collectively the "Claims"), and from all expenses in defending Claims, including without limitation, court costs, attorneys' fees at all judicial levels, the amounts of any judgments recovered, and any other expenses resulting from Claims for bodily injury, sickness or disease, including death resulting therefrom, sustained by any person or entity and/or resulting from injury to or destruction of property, including loss of use thereof, caused by, arising from, incident to, connected with, or arising out of the use of the Premises by Tenant, its directors, officers, agents, employees, customers, servants, invitees, visitors, or any other person whomsoever and/or any failure of Tenant in any respect to comply with any of the requirements or provisions of this Lease, and/or the acts or omissions of Tenant or its directors, officers, agents, employees, customers, servants, invitees, visitors and/or by any contractor, its agents or employees, and/or by any sublessee, its agents, employees and customers, and/or by Landlord, its agents or employees. The certificates or insurance required by this Section shall show that the above Indemnity Agreement has been specifically insured for the limits specified above.

         21. UTILITIES AND SERVICES. Electricity, water, sewer and any other utilities for the Premises shall be separately metered when possible in the name of Tenant and the cost thereof, together with the cost and performance of janitorial, telephone, and security service for the Premises shall be Tenant's sole responsibility. In the event that the utilities cannot be separately metered, Tenant will pay it's pro-rata share of total building expenses to provide such services. Landlord shall not be liable to Tenant for any interruption in the service of any utility. No interruption or failure of such utilities or services shall relieve Tenant from the obligation to pay the full amount of rent and other charges herein reserved, nor shall the same constitute a constructive or other eviction of Tenant, provided Landlord corrects or remedies such failure within five (5) business days.

         22. NOTICES. In every instance where it shall be necessary or desirable for the Landlord or Tenant to serve any notice or demand upon the other, it shall be sufficient:

         (a) To deliver or cause to be delivered a written copy thereof, or by means of personal delivery or Federal Express, or

         (b) To send a written copy thereof by United Stated certified mail, postage prepaid, or

         (c) If notice by methods (a) and (b) has failed then Landlord may leave a written copy thereof in or upon the Premises or to affix the same upon any door leading into the Premises, in which event the notice or demand shall be deemed to have been served at the time the copy is so left or affixed.

         All notices or demands shall be signed by the Landlord or its agent. Where the Tenant desires to serve notice or demand upon the Landlord, such notice or demand shall be sent to Landlord at the following address: C/O DACRA DEVELOPMENT, 230 FIFTH STREET, MIAMI BEACH, FLORIDA 33139. Any notice to be given to Tenant prior to the commencement or subsequent to Tenant's occupancy under this Lease shall be sent to Tenant at 1205 WASHINGTON AVENUE, MIAMI BEACH, FL 33139 . Except as otherwise provided herein, notice given by personal delivery shall be effective as of the date of delivery; notice mailed shall be effective as of the second day (not a Saturday, Sunday or legal holiday) next following the date of mailing; notice by Federal Express shall be effective on the next business day following the date of sending.

         23. DEFAULT. Tenant covenants and agrees that any of the following events shall be a default under this Lease: (i) if any false or materially misleading financial report or statement is furnished or made by or on behalf of Tenant; or (ii) If any Base Rent, or Tenant's share of Operating Costs is in arrears provided Tenant does not cure such default within ten (10) days after receipt of written notice; or (iii) if Tenant shall fail to perform or observe or breach any covenant, condition or agreement to be performed or observed by such party hereunder (other than the payment of rent) provided Tenant does not cure such default within thirty (30) days after receipt of written notice; or
(iv) if Tenant shall be in breach of any other lease with Landlord or in breach of or in default in the payment and performance of any obligation owing to Landlord, beyond any applicable grace or cure period, whether or not related to this Lease and howsoever arising, whether by operation or law or otherwise, present or future, contracted for or acquired, and whether joint, several, absolute, contingent, secured, unsecured, matured or unmatured; or (v) if Tenant shall cease doing business as a going concern, make an assignment for the benefit of creditors, generally not pay its debts as they become due, admit in writing its inability to pay its debts as they become due, become insolvent (i.e. greater liabilities than assets), or take any action looking to its dissolution of liquidation; or (vi) if Tenant should file for relief, or have filed against it, an action under any provision of any state or federal bankruptcy or insolvency law (provided that Tenant shall have ninety (90) days to discharge such action); or (vii) if Tenant shall abandon or vacate the Premises for more than thirty (30) days; or (viii) if Tenant fails to pay all charges for gas, sewer, electricity and other utilities which are separately metered for the Premises within twenty (20) days after such are due; or (ix) if Landlord determines, in its sole discretion, that unpleasant noises or odors emanate from the Premises and Tenant does not take immediate steps to eliminate such noises and/or odors or fails to eliminate such noises and odors permanently within twenty (20) days of notice from Landlord; or (x) if Landlord has sent Tenant, at any time during the term of this Lease, five notices for the same type of lease violation irrespective of whether such violation may have been cured at the time of receipt of the notice.

         In the event of any such default, Landlord may, at its option, without notice, elect any of the following remedies:

         (a) Re-take and recover possession of the Premises, terminate this Lease, and retain Tenant's security deposit.
         (b) Re-take and recover possession of the Premises, without terminating this Lease, in which event Landlord may re-rent the Premises as agent for and for the account of Tenant and recover from Tenant the difference between the rental herein specified and the rent provided in such re-rental, less all of Landlord's costs and expenses of re-renting, including, without limitation, attorneys' fees plus all other sums due hereunder.
         (c) Permit the Premises to remain vacant in which event Tenant shall continue to be responsible for all rental and other payments due hereunder.
         (d) Re-take and recover possession of the Premises, and accelerate and collect all rent due hereunder for the balance of the term of this Lease to the maximum extent allowed by law.
         (e)  Take any other action as may be permitted at law or in equity.

         All of the Landlord's remedies contained in this Lease shall be cumulative and election by Landlord to take any one remedy shall not preclude Landlord from taking any other remedy not by its nature absolutely incompatible with any previously or contemporaneously elected remedy. The Landlord may, at its option, apply any sums received from the Tenant against any amounts due and payable by the Tenant under this Lease in such manner as the Landlord sees fit and regardless of the express purpose for which the tender was made and regardless of any endorsement placed on the check by which payment is made.

         24. ATTORNEYS' FEES AND COSTS. The prevailing party shall be reimbursed on demand for all costs, charges and expenses including reasonable attorneys' fees at all tribunal levels, incurred by Landlord or Tenant in enforcing this Lease or any covenant hereof or in the collection of any rent, or other sum of money, becoming due hereunder or in the recovery of possession of the Premises or reletting of the Premises, in the event of the breach by Tenant or Landlord of any of the terms or provisions of this Lease.

         25. NON-WAIVER OF BREACH. Landlord's or Tenant's failure to take advantage of any default or breach of covenant on the part of Tenant or Landlord shall not be construed as a waiver thereof, nor shall any custom or practice which may grow between the parties in the course of administering this Lease be construed or to waive or to lessen the right of Landlord or Tenant to insist upon the strict performance by Tenant or Landlord of any term, covenant or condition hereof, or to exercise any rights of Landlord or Tenant on account of any such default. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any breach of any term, covenant or condition of this Lease. The presentation of any rent or other charge hereunder in the form of a check marked by Tenant to constitute a waiver of any default shall not constitute such waiver even though endorsed and cashed by Landlord unless Landlord expressly agrees to waive such default by separate written instrument. No surrender of the Premises for the remainder of the term hereof shall operate to release Tenant from liability hereunder.

         26. SUBORDINATION BY TENANT. This Lease and Tenant's rights here-under, are hereby made expressly subject and subordinate to any and all security agreements, mortgages, ground or underlying leases, or like instruments resulting from any financing or refinancing affecting the Premises or Building (or any portion thereof) which are currently in existence or which may hereafter be created by Landlord, or its successors or assigns, including any and all extensions and renewals, substitutions, and amendments thereof, and to any and all advances made or to be made under same (collectively the "Mortgage"). This provision shall be self-operative without the execution of any further instruments. Tenant agrees to execute any instrument or instruments which the Landlord may deem necessary or desirable to further evidence the foregoing subordination. Tenant further agrees to make such reasonable modifications to this Lease (not increasing Tenant's obligations hereunder) as may be requested by the holder of any such Mortgage (the "Mortgagee"). Tenant agrees that in the event of any act or omission by Landlord which could constitute a default by Landlord or give Tenant the right to terminate this Lease or claim a partial eviction, Tenant shall not exercise any such right until (i) Tenant notifies Landlord in writing of such default and Landlord fails to cure such default within thirty (30) days of such notice, or if such default cannot reasonably be cured within such thirty (30) days; and (ii) until every holder of any Mortgage is notified in writing of such default and fails to commence to cure such default within thirty (30) days after all of Landlord's periods to cure such default have expired. Tenant further agrees to execute any non-disturbance and/or attornment agreement requested by any mortgagee and/or ground lessor.

Tenant's agreement to subordinate under the terms and conditions of this Lease are contingent upon the Landlord and any present or future lenders to the Property agreeing not to disturb this Lease so long as Tenant is in compliance with all the terms and conditions of the Lease.

         27. TIME. It is understood and agreed between the parties hereto that time is of the essence of this Lease, and to all of the terms, conditions and provisions contained herein. Any time period herein described of ten (10) days or more shall mean calendar days; less than ten (10) days shall mean business days.

         28. TRANSFERABILITY BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder as part of a conveyance of the Building and underlying property and upon such assignment of this Lease or conveyance of the Building, the Landlord named herein shall be released from all subsequent obligations or liabilities hereunder, provided Landlord's successor assumes all terms and obligations under the Lease, and assumes the responsibility to Tenant for all obligations of Landlord.

         29. AMENDMENT OF LEASE. This Lease may not be altered, changed, or amended, except by an instrument in writing, signed by the party against whom enforcement is sought. This Lease and any exhibits contain the entire agreement reached in all previous negotiations between the parties hereto and there are no other representations, agreements or understandings of any kind, either written or oral, except as specifically set forth herein.

         30. CONDEMNATION. In the event all or any material part of the Building shall be taken or condemned for any public or quasi-public use or purpose, the Landlord or Tenant may, at its option, terminate this Lease from the time title to or right to possession of the Building shall vest in or be taken for such public or quasi-public use or purpose. Tenant shall not be entitled to receive any portion of any award made or paid to Landlord representing the property or interest of Landlord taken or damaged and Tenant hereby expressly waives and relinquishes any right or claim to any portion of any such award regardless of whether any such award includes any value attributable to Tenant's leasehold estate. However, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such special and separate damages as may be recoverable by Tenant independent of and without diminution of Landlord's recovery. Except as set forth above, any non-material partial taking shall be treated in the same manner as a casualty loss for which neither party elects to terminate this Lease, as provided herein.

         31. SURRENDER OF DEMISED PREMISES. Tenant agrees to surrender the Premises at the termination of the tenancy herein created in the same condition as received by Tenant, reasonable use and wear thereof excepted.

         32. HOLDING OVER. In case of holding over by Tenant after expiration or termination of this Lease, Tenant shall be deemed a tenant at sufferance and in addition, shall pay for each month of such holdover period one and a half times the current rental rate plus other charges accruing for the last month during the term of this Lease.

         33. QUIET ENJOYMENT. Tenant shall and may peaceably have, hold and enjoy the Premises subject to the terms of this Lease and provided Tenant pays the rental herein reserved and performs all the covenants and agreements herein contained.

         34. ATTORNMENT. In the event of any foreclosure of any mortgage encumbering the Building, or deed-in-lieu thereof, or sale of the Building, Landlord shall be released from all liability hereunder and Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease. Tenant shall not be obligated to attorn to the purchaser unless it has been provided with a non-disturbance agreement in form and substance satisfactory to Tenant. Landlord shall not be released from liability hereunder unless the purchaser has assumed all of the obligations under the Lease.

         35. ESTOPPEL CERTIFICATE. Within ten (10) days after request therefor by Landlord, Tenant shall deliver to Landlord, in a form satisfactory to Landlord, a certificate certifying (i) the good standing and absence of default under this Lease; (ii) the absence of set-offs to charges hereunder; (iii) the validity and completeness of a copy of this Lease and all amendments to be attached to the certificate; (iv) the amount of pre-paid rent; (v) the amount of security deposit; (vi) the commencement and expiration dates hereof; (vii) the dates and amounts of the last made and next due rental installments; and (viii) such other matters as Landlord shall reasonably request. Landlord shall furnish Tenant with a similar estoppel certificate within the same ten (10) day period.

         36. SIGNAGE AND WINDOW TREATMENTS. Except with the prior written consent of Landlord which consent shall not be unreasonably withheld, the Tenant shall not erect, install, display, inscribe, paint or affix any window treatments, signs, lettering or advertising mediums, in, upon, or above any exterior or interior portion of the Premises. Tenant will be allowed one sign on second floor corner of the building. Said sign shall be produced and installed at the Tenant's expense and shall comply with all Miami Beach codes and regulations. Landlord shall have the right to approve said sign prior to installation, which approval shall not be unreasonably withheld.

         37. PARKING. Tenant shall be responsible, at Tenant's sole cost and expense, for the payment of all parking, impact or other fees related to Tenant's use or occupancy of the Premises or Building.

         38. ALARM BOX. Should Tenant install an alarm box, that alarm box must not be visible from the street.

         39. BROKERAGE. Tenant and Landlord represent and warrant to each other that there are no brokers involved in this Lease transaction except DACRA REALTY, INC. (if left blank, "none" shall be deemed inserted) to whom commission shall be paid by Landlord by separate agreement (if name inserted).

Tenant and Landlord agree to indemnify, defend and hold each other harmless from and against all costs, claims, liabilities, expenses or damages of any kind whatsoever (including but not limited to attorneys' fees and costs at all tribunal levels) arising from any such brokerage claim made by any one other than the above named broker (if name inserted).

         40. RECORDING. Tenant or anyone claiming under Tenant shall not record this Lease or any memorandum thereof without the prior written consent of Landlord. Landlord shall be entitled, but not required, to record a short form of memorandum (the "Memorandum") of this Lease. Within five (5) days of written request by Landlord, Tenant shall execute Landlord's form Memorandum and promptly return such to Landlord.

         41. AUTHORITY. Landlord is a duly authorized and existing partnership and Tenant is a duly authorized and existing CORPORATION qualified to do business in the state in which the Premises are located, and Tenant and Landlord have full right and authority to enter into this Lease, and each of the persons signing on Tenant's and Landlord's behalf are authorized to do so. In addition, both Tenant and Landlord warrant that it is not necessary for any other person, firm, corporation, or entity to join in the execution of this Lease to make the Landlord's or Tenant's execution complete, appropriate and binding.

         42. SEVERABILITY. Inapplicability, invalidation, or unenforceability of any one or more of the provisions of this Lease or any instrument executed and delivered pursuant hereto, by judgment, court order or otherwise, shall in no way affect any other provision of this Lease or any other such instrument, which shall remain in full force and effect.

         43. LIEN UPON TENANT'S PROPERTY. Deleted.

         44. EFFECT OF UNLAWFUL RETENTION OF PREMISES BY OTHER. Deleted.

         45. BINDING EFFECT. Submission of this instrument for examination does not constitute a reservation of or option for the Premises nor an offer to rent the same. The instrument becomes effective as a Lease only upon execution and delivery of both Landlord and Tenant.

         46. TRIAL BY JURY. Deleted.

         47. DISPLAYS. The Tenant may not display or sell merchandise or allow grocery carts or other similar devices within the control of Tenant to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts without Landlord's consent, which consent shall not be unreasonably withheld.

         48. COVENANT OF RENT. Tenant agrees that the provisions for payment of Rent herein are independent covenants of Tenant and Tenant shall not interpose any counterclaim or counterclaims or in any action based upon non-payment of rent or any other payment required of Tenant hereunder.

         49. FORCE MAJEURE. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired and Landlord shall not be liable in the event Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so if such inability or delay is caused by "force majeure". The term "force majeure" as used in this Lease shall mean "Acts of God", labor disputes (whether lawful or not), restrictions by any governmental authority, civil riots or floods.

         50. INTERPRETATION. The captions, sections, clauses, article numbers, section numbers and table of contents, if any, of this Lease are inserted for convenience only and in no way limit, enlarge, define or otherwise affect the scope or intent of the Lease or any provision thereof. The parties hereto intend that the interpretation and enforcement of this Lease be governed by the laws of the State of Florida. If there is more than one Tenant, the obligations and liabilities hereunder imposed upon Tenant shall be joint and several. The words "Landlord" and "Tenant" shall also extend to and mean the successors in interest of the respective parties hereto and their permitted assigns, although this shall not be construed as conferring upon the Tenant the right to assign this Lease or sublet the Premises or confer rights of occupancy upon anyone other than Tenant. All charges due from Tenant to Landlord hereunder, including, without limitation, any charges against Tenant by Landlord for services or work done on the Premises by order of Tenant, except sales tax, shall be deemed additional rent, shall be included in any lien for rent, and shall be paid (including sales tax) without setoff or defense of any kind. This Lease has been fully negotiated and reviewed by the parties and their counsel and is the work product of both Landlord and Tenant; it shall not be more strictly construed against either party. Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by the Landlord and initialled by the Parties hereto. In the event of variation or discrepancy, the Landlord's duplicate shall control. This Lease and the exhibits, schedules, addenda, riders, if any, attached hereto are incorporated herein and set forth the entire agreement between the Landlord and Tenant concerning the Premises and Building and there are no other agreements or understandings between them. This Lease and its exhibits, schedules, addenda, riders, if any, may not be modified except by agreement in writing executed by the Landlord and Tenant. Nothing in this Lease creates any relationship between the parties other than that of lessor and lessee and nothing in this Lease constitutes the Landlord a partner of the Tenant or a joint venturer or member of a common enterprise with the Tenant.

         51. RENEWAL OPTION. Tenant shall have the option to renew the Lease for an additional three (3) years. The Lease for such additional years will be subject to the same terms and conditions as were in effect during the original Lease Term, excepting base rental which shall be the prevailing market rental rate or the rental rate in Year Five of the initial term of the lease plus five (5%) percent, whichever is greater. Should Tenant desire to renew under this provision, it shall deliver written notice to Landlord of its desire to renew not later than six (6) months prior to the expiration of the Lease Term. If the Tenant and Landlord cannot agree on the market rental rate within thirty (30) days after the Tenant has given such notice of its desire to renew, each party shall appoint an appraiser to set the market rate. If the rates are within ten (10%) percent of each other, the average of the two rates will be used to determine the rate for the renewal. If these two rates are not within ten (10%) percent of each other, then the two appraisers will jointly appoint a third appraiser who will then establish the market rental rate for the renewal period at a rate between the rates established by the two independent appraisers to establish the market rental rate, the parties will use their best efforts to cause the appraisers to determine the final market rate within one hundred twenty (120) days of the date Tenant delivered its desire to renew the Lease as set forth above. Once the market rental rate has been established, Tenant shall notify Landlord, in writing, of its election to exercise the renewal option at the agreed market rental rate or the rental rate in Year Five of the initial term of the lease plus five (5%) percent, whichever is greater, within thirty
(30) days after the date the market rental rate has been established.

In no event shall the rental rate be less than the rental rate in Year Five of the initial lease term plus five (5%) percent. The base rental rate in years two and three of the renewal period shall increase by five (5%) percent annually.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease in several counterparts as of the day and year first above written, each of which counterpart shall be considered an executed original. In making proof of this Lease it shall not be necessary to produce or account for more than one counterpart.

                                         LANDLORD:
Witnesses:                               GOLDKRESS ASSOCIATES, LTD.
                                         BY ITS GENERAL PARTNER
                                         GOLDKRESS ASSOCIATES, INC.

/s/                                  By: /s/ CRAIG ROBINS
--------------------------               -----------------------------------
(As to Landlord)                         CRAIG ROBINS, PRESIDENT
/s/
--------------------------



                                         TENANT:
                                         VIDEO JUKEBOX NETWORK, INC.

/s/                                  By: /s/
--------------------------               ----------------------------------
(As to Tenant)
                                     ITS: President and CEO
                                          ---------------------------------
--------------------------

                              SCHEDULE OF EXHIBITS

EXHIBIT "A" - LANDLORD'S WORK

EXHIBIT "B" - TENANT'S IMPROVEMENTS

EXHIBIT "C" - FLOOR PLAN

                                   EXHIBIT "A"

                                 LANDLORD'S WORK

         TENANT ACCEPTS SPACE IN "AS IS" CONDITION AND LANDLORD IS RESPONSIBLE FOR NO TENANT IMPROVEMENTS WITH THE EXCEPTION OF THE FOLLOWING:

         - Repair and replace ceiling tiles throughout leased premises.

         - Install new carpet throughout with an allowance not to exceed $6.00 per square yard of carpet.

         - Repaint lobby and leased premises with one coat of standard interior paint with color selected by Tenant.

         - Install doors and walls demising premises as shown in Exhibit "C".

         - Install standard vinyl baseboard throughout leased premises.

         LANDLORD WILL ATTEMPT TO COMPLETE LANDLORD'S WORK PRIOR TO JANUARY 1, 1996, PROVIDED TENANT NOTIFIES LANDLORD BY DECEMBER 11, 1995, OF ITS SELECTION OF PAINT COLORS, CARPET SAMPLES AND OTHER INFORMATION REQUIRED TO COMPLETE THE ABOVE-REFERENCED WORK. IN THE EVENT THAT TENANT DOES NOT PROVIDE THE SELECTIONS BY DECEMBER 11, 1995, LANDLORD SHALL BE REQUIRED TO DELIVER THE PREMISES THREE WEEKS AFTER SELECTIONS ARE RECEIVED.

                                   EXHIBIT "B"

                              TENANT'S IMPROVEMENTS

         TENANT WILL BE RESPONSIBLE FOR ALL OF THE IMPROVEMENTS TO THE PREMISES EXCEPT THOSE PROVIDED BY LANDLORD AND OUTLINED IN EXHIBIT "A". ALL WORK MUST BE DONE BY A LICENSED AND INSURED GENERAL CONTRACTOR WITH ALL OF THE NECESSARY PERMITS IN ACCORDANCE WITH PARAGRAPH SIXTEEN (16) OF THIS LEASE.

         TENANT IS RESPONSIBLE TO OBTAIN ANY AND ALL PERMITS AND LICENSES NECESSARY TO OPERATE ITS BUSINESS IN THE CITY OF MIAMI BEACH.

                                   EXHIBIT "C"

                                   FLOOR PLAN

                             RADON GAS NOTIFICATION

"RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

Signed, sealed and delivered in
the presence of:

                                         LANDLORD:
Witnesses:                               GOLDKRESS ASSOCIATES, LTD.
                                         BY ITS GENERAL PARTNER
                                         GOLDKRESS ASSOCIATES, INC.

/s/                                  By: /s/ CRAIG ROBINS
--------------------------               -----------------------------------
(As to Landlord)                         CRAIG ROBINS, PRESIDENT
/s/
--------------------------



                                         TENANT:
                                         VIDEO JUKEBOX NETWORK, INC.

/s/                                  By: /s/
--------------------------               ----------------------------------
(As to Tenant)
                                     ITS: President and CEO
                                          ---------------------------------
--------------------------

                                       17